Exhibit 99.2

Channel Blade

Technologies Corporation

Financial Statements

Period From August 1, 2008 to April 27, 2009 and

Year Ended July 31, 2008

Channel Blade

Technologies Corporation

Contents

Independent auditors' report

3

Financial statements

Balance sheets

4

Statements of operations

5

Statements of shareholders’ deficit

6

Statements of cash flows

7 - 8

Summary of accounting policies

9 - 14

Notes to financial statements

15 - 19

Independent Auditors’ Report

Channel Blade Technologies Corporation

Virginia Beach, Virginia

We have audited the accompanying balance sheets of Channel Blade Technologies Corporation (the “Company”) as of April 27, 2009 and July 31, 2008, and the related statements of operations, shareholders’ deficit, and cash flows for the period from August 1, 2008 to April 27, 2009 and year ended July 31, 2008.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Channel Blade Technologies Corporation as of April 27, 2009 and July 31, 2008, and the results of their operations and their cash flows for the period from August 1, 2008 to April 27, 2009 and year ended July 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO Seidman, LLP

Milwaukee, Wisconsin

July 13, 2009

Channel Blade

Technologies Corporation

Balance Sheets

	April 27, 2009	July 31, 2008
Assets
Current assets
Cash (Note 2)	$ -	$ 136,580
Trade receivables, net of allowance for doubtful
accounts of $79,536 and $48,183 (Note 2)	253,282	211,662
Prepaid expenses and other current assets	16,568	6,623
Total current assets	269,850	354,865
Property and equipment
Computer equipment	998,467	989,507
Equipment	155,758	155,758
Software	774,842	763,172
	1,929,067	1,908,437
Accumulated depreciation	(1,315,932)	(1,069,358)
Net property and equipment	613,135	839,079
Other assets	-	325
Total assets	$ 882,985	$ 1,194,269

Channel Blade

Technologies Corporation

Balance Sheets

	April 27, 2009	July 31, 2008
Liabilities and shareholders' deficit
Current liabilities
Notes payable - bank (Note 3)	$ 6,760,350	$ 6,850,350
Loan payable - related party (Note 4)	4,038,000	2,869,000
Checks issued against future deposits	17,082	-
Accounts payable	170,643	274,620
Deferred revenue	1,311,451	1,860,826
Accrued payroll and related liabilities	94,576	240,855
Other accrued expenses	895,875	636,153
Total current liabilities	13,287,977	12,731,804
Commitments and contingencies (Notes 5 and 6)
Shareholders' deficit
Common stock, $0.01 par value, 25,000 shares
authorized, 4,082 shares issued and outstanding
at April 27, 2009 and July 31, 2008	408,788	408,788
Accumulated deficit	(12,813,780)	(11,946,323)
Total shareholders' deficit	(12,404,992)	(11,537,535)
Total liabilities and shareholders' deficit	$ 882,985	$ 1,194,269

                                      See accompanying summary of accounting policies and  notes to financial statements

Channel Blade

Technologies Corporation

Statements of Operations

	Period from
	August 1, 2008	Year Ended
	to April 27, 2009	July 31, 2008
Revenues (Note 2)	$ 3,438,148	$ 4,526,290
Cost of sales	515,761	912,700
Gross margin	2,922,387	3,613,590
Operating expenses
Selling, general and administrative expenses (Note 4)	2,472,846	3,810,565
Software development and technical support	893,139	1,542,470
Depreciation and amortization (exclusive of
depreciation and amortization included in
cost of sales)	100,960	124,812
Total operating expenses	3,466,945	5,477,847
Loss from operations	(544,558)	(1,864,257)
Other expense
Interest expense (Note 4)	322,899	603,327
Other, net	-	740
Total other expense	322,899	604,067
Net and comprehensive loss	$ (867,457)	$ (2,468,324)

                                              See accompanying summary of accounting policies and  notes to financial statements

Channel Blade

Technologies Corporation

Statements of Shareholders’ Deficit

			Total
	Common	Accumulated	Shareholders'
	Stock	Deficit	Deficit
Balance, July 31, 2007	$ 408,788	$ (9,477,999)	$ (9,069,211)

Net and comprehensive loss	-	(2,468,324)	(2,468,324)
Balance, July 31, 2008	408,788	(11,946,323)	(11,537,535)

Net and comprehensive loss	-	(867,457)	(867,457)
Balance, April 27, 2009	$ 408,788	$ (12,813,780)	$ (12,404,992)

See accompanying summary of accounting policies and  notes to financial statements

Channel Blade

Technologies Corporation

Statements of Cash Flows

	Period from
	August 1, 2008	Year Ended
	to April 27, 2009	July 31, 2008
Cash flows used for operating activities
Net and comprehensive loss	$ (867,457)	$ (2,468,324)
Adjustments to reconcile net loss to net cash
used for operating activities:
Depreciation and amortization	246,574	385,116
Provision for bad debts	90,797	152,209
Loss on disposal of equipment	-	7,051
Changes in assets and liabilities:
Trade receivables	(132,417)	38,107
Prepaid expenses and other current assets	(9,945)	(1,057)
Other assets	325	(325)
Checks issued against future deposits	17,082	(123,877)
Accounts payable	(103,977)	(19,991)
Deferred revenue	(549,375)	(168,791)
Accrued payroll and related liabilities	(146,279)	123,270
Other accrued expenses	259,722	231,995
Total adjustments	(327,493)	623,707
Net cash used in operating activities	(1,194,950)	(1,844,617)
Cash flows used for investing activities
Purchase of property and equipment	(20,630)	(127,733)
Net cash used for investing activities	(20,630)	(127,733)

Channel Blade

Technologies Corporation

Statements of Cash Flows

	Period from
	August 1, 2008	Year Ended
	to April 27, 2009	July 31, 2008
Cash flows provided by financing activities
Net proceeds from line of credit - bank	-	304,580
Proceeds from loan - related party	1,169,000	1,854,000
Payments on notes payable - bank	(90,000)	(49,650)
Net cash provided by financing activities	1,079,000	2,108,930
Net (decrease) increase in cash	(136,580)	136,580
Cash, at beginning of period	136,580	-
Cash, at end of period	$ -	$ 136,580
Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$ 220,291	$ 432,234

See accompanying summary of accounting policies and notes to financial statements.

Channel Blade

Technologies Corporation

Summary of Accounting Policies

Description of Business

Channel Blade Technologies Corporation (the “Company”), an S Corporation, was incorporated on July 24, 2004.  The Company, headquartered in Virginia Beach, Virginia, provides online marketing, lead management and sales education solutions to dealers, distributors and manufacturers in the marine, recreational vehicle (RV) and powersports industries.  The Company’s products include eXcelerateProTM and FootstepsTM, which are both web based solutions for dealers, distributors and manufacturers.

Basis of Presentation	These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.

Significant estimates include, but are not limited to, allowances for doubtful accounts, impairment assessments, and revenue recognition. Management believes that the estimates and assumptions are reasonable, based on the information available at the time they are made.  Actual results could differ from those estimates.

Trade Receivables and Allowance for Doubtful Accounts

Trade receivables are uncollateralized customer obligations due under normal trade terms, most of which require payment within 30 days from the invoice date.  Payments of trade receivables are allocated to the specific invoices identified on the customers’ remittance advice or, if unspecified, are applied to the earliest unpaid invoices.  The Company performs continuing credit evaluations of their customers’ financial condition.

The carrying amount of trade receivables is reduced by an

Channel Blade

Technologies Corporation

Summary of Accounting Policies

allowance that reflects management’s best estimate of amounts that will not be collected.  Management reviews accounts receivable on a monthly basis to determine if any receivables will potentially be uncollectible.  The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in their overall allowance for doubtful accounts.  After all attempts to collect a receivable have failed, the receivable is written off against the allowance.  Based upon information available to the Company, management believes the allowance for doubtful accounts to be adequate.

Property and Equipment

Property and equipment are stated at historical cost.  The Company provides for depreciation of property and equipment on the straight-line method at rates designed to amortize the costs over their estimated useful lives.  Maintenance and repair costs are expensed as incurred.

Depreciation and amortization have been provided over the estimated useful lives of the assets as follows:

Years
Computer equipment	5 - 7
Equipment	5 - 7
Software	3

The Company assesses the carrying value of its long-lived assets, including property and equipment, whenever economic events or changes in circumstances indicate that the carrying values of the assets may not be recoverable.  Recoverability of assets to be held and used is measured by comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  No impairments for the period ended April 27, 2009 or year ended July 31, 2008 were recognized.

Channel Blade

Technologies Corporation

Summary of Accounting Policies

Purchased and Developed Software

Research and development expenses include payroll, employee benefits, and other headcount-related expenses associated with product development. We have determined that technological feasibility for our software products is reached shortly before the products are released, and because development costs after that point are not material, no such amounts have been capitalized.

Revenue Recognition

The Company generates revenue primarily from two types of arrangements: (1) a contracted arrangement that includes a non-refundable set-up fee and use of eXcelerateProTM and FootstepsTM software during the term of the contract on the Company’s host server, along with related maintenance and support; and (2) professional services consisting primarily of sales consulting and training.  The Company recognizes revenue according to the provisions of Staff Accounting Bulletin No. 104, Revenue Recognition, and Emerging Issues Task Force Issue No. 00-21, Revenue Arrangements with Multiple Deliverables. The Company recognizes revenue when all of the following conditions are met:

-

There is persuasive evidence of an arrangement;

-

The service has been provided to the customer;

-

The collection of the fees is reasonably assured; and

-

The amount of fees to be paid by the customer is fixed or determinable.

Contracts are generally noncancelable, although customers usually have the right to terminate for cause if the Company materially fails to perform.  While the set-up fee is specifically related to establishing the electronic connection and interface between the customer and the Company’s hosting server, that connection and interface has no stand alone value and therefore the set-up fee is not considered a separate unit of accounting.  Additionally, as the Company has no objective and reliable evidence as to the fair value of the related maintenance and support services under a contract, the Company assesses each contract as a single unit of accounting and thereby recognizes both the set-up fee and the monthly usage fee revenue on a straight line basis over the contractual life of the contract starting when the connection is

Channel Blade

Technologies Corporation

Summary of Accounting Policies

established (which is generally a few weeks to a few months after the related contract is signed).

Contracts are typically for one year, although some contracts may extend up to five years.  Most contracts renew automatically absent notice of termination between the parties and renewals are often accompanied by an additional set-up fee to upgrade the connection and interface.  The upgrade fee is then amortized over the life of the renewed contract.  Monthly usage fees are often adjusted to market rates upon renewal.

Contract fees, primarily set-up and upgrade fees, which have been billed or collected prior to being recognized as revenues are deferred.  The Company generally bills its customers monthly.

Revenues from professional services are recognized on a completed contract basis or a time and materials basis, depending on the facts and circumstances behind the underlying agreement.

Advertising Costs

Advertising costs are included in selling, general and administrative expenses in the Statements of Operations and are expensed as incurred.  Advertising costs were approximately $64,400 and $97,400 for the period from August 1, 2008 to April 27, 2009 and the year ended July 31, 2008, respectively.

Income Taxes

Effective September 7, 2004, the Company and its shareholders elected for Federal and, where allowed and preferable, state income tax purposes, to be treated as an S Corporation under provisions of the Internal Revenue Code.  As an S Corporation, the Company’s taxable income or loss is included in the individual income tax returns of its shareholders.  Accordingly, net loss as presented in the Company’s financial statements does not include a provision or benefit for income taxes.

Channel Blade

Technologies Corporation

Summary of Accounting Policies

The Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes: An Interpretation of FASB Statement No. 109 (“FIN 48”) on August 1, 2007 and, as a result of its implementation, the Company did not recognize any adjustments in the liability for unrecognized tax benefits. The Company does not have any accrued interest or penalties associated with unrecognized tax benefits. The Company will account for any future interest or penalties related to uncertain tax positions as tax expense in the Statements of Operations.

Fair Value of Financial Instruments

The Company’s financial instruments include cash, trade receivables, accounts payable, and notes payable.  The Company believes the carrying amounts of these financial instruments are a reasonable estimate of their fair value because of the short-term nature of such instruments and, in the case of notes payable, because of interest rates available to the Company for similar obligations.

Recent Accounting Pronouncements

In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements.  SFAS No. 157 redefines fair value, establishes a framework for measuring fair value and expands the disclosure requirements regarding fair value measurement. SFAS No. 157 was initially effective for fiscal years beginning after November 15, 2007.  In February 2008, the FASB approved the issuance of FSP FAS No. 157-2.  FSP FAS No. 157-2 deferred the effective date of SFAS No. 157 until fiscal years beginning after November 15, 2008 for nonfinancial assets and nonfinancial liabilities except those items recognized or disclosed at fair value on an annual or more frequently recurring basis.  In October 2008, the FASB issued FSP FAS No. 157-3 to clarify the application of fair value measurements of a financial asset when the market for that asset is not active.  This clarifying guidance became effective upon issuance, including prior periods for which financial statements had not been issued.  In April 2009, the FASB issued FSP FAS No. 157-4 to provide additional guidance for estimating fair value

Channel Blade

Technologies Corporation

Summary of Accounting Policies

in accordance with SFAS No. 157 when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly for fair value measurements.  This guidance shall be applied prospectively for fiscal periods ending after June 15, 2009.  The Company adopted SFAS No. 157 for financial assets and liabilities on August 1, 2008.  The adoption of this Statement did not have a material impact on the Company’s financial statements.  The Company does not expect that the adoption of SFAS No. 157 for nonfinancial assets and liabilities will have a material impact on its financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115.  SFAS No. 159 permits entities to choose to measure financial instruments and certain other items at fair value at specified election dates and report unrealized gains and losses on items for which the fair value option is elected would be reported in earnings.  SFAS No. 159 was effective for the Company on August 1, 2008.  The Company made no elections under SFAS No. 159 during the period ending April 27, 2009.

Channel Blade

Technologies Corporation

Notes to Financial Statements

1.	Liquidity

The Company has historically financed its operations primarily through cash from operating activities and credit facilities obtained through banks and related parties.  Cash was $0 and $136,580 at April 27, 2009 and July 31, 2008, respectively.  The Company had a working capital deficit of $13,018,127 and $12,376,939 at April 27, 2009 and July 31, 2008, respectively.  The Company incurred losses of $867,457 and $2,468,324 for the period from August 1, 2008 to April 27, 2009 and the year ended July 31, 2008, respectively.

The financial condition and historical losses raise substantial doubt as to the Company’s ability to continue as a going concern.  In fact, the Company sold certain assets including trade receivables, prepaid expenses and property and equipment on April 27, 2009 as more fully described in Note 7.

2.	Business and Credit Concentrations

Financial instruments which could expose the Company to concentrations of credit risk consist primarily of cash deposits in bank accounts and trade receivables.

Deposits in excess of amounts insured by the Federal Deposit Insurance Corporation (“FDIC”) of $250,000 are exposed to loss in the event of nonperformance by the bank institution.  At April 27, 2009, the Company did not have any cash not FDIC insured or in excess of FDIC insurance limits.

The Company’s other financial instruments that are exposed to concentrations of credit risk consist primarily of trade receivables.  The Company’s credit risk exposure as it relates to trade receivables is mitigated due to the significant number of customers which comprise the balance.  The Company routinely assesses the financial strength of its customers and, as a consequence, believes its trade accounts receivable credit risk exposure is limited.

Channel Blade

Technologies Corporation

Notes to Financial Statements

The Company’s significant customers are summarized as follows:

-

Period ended	April 27, 2009		July 31, 2008
	Percent of Revenues	Percent of Trade Receivables	Percent of Revenues	Percent of Trade Receivables

Customer A	*	12%	*	*
Customer B	*	16%	*	*
Customer C	*	*	*	12%
Customer D	*	*	*	12%
Customer E	*	*	12%	14%
Customer F	*	*	*	14%

*  less than 10%

3.	Notes Payable – Bank	Notes payable – bank consists of the following as of April 27, 2009 and July 31, 2008:

	April 27, 2009	July 31, 2008

Note payable, bank	$3,560,350	$3,650,350

Line of credit, bank	3,200,000	3,200,000

	$6,760,350	$6,850,350

Note payable – The Company entered into a note payable with a bank on June 30, 2006.  The principal amount of the note payable was $3,700,000 with a fixed interest rate of 8.50%.  This note is due in full immediately upon the bank’s demand.  On January 4, 2008, the note payable was amended to adjust the interest rate from fixed rate of 8.50% to a floating rate of prime plus 0.25%.  An amendment to the note payable on February 5, 2008 established monthly principal payments of $10,000 beginning March 5, 2008.  The note was amended on March 4, 2009 to adjust the interest rate to a floating rate of prime plus 0.25% with an interest rate floor of 4.75% (4.75% at April 27, 2009).  The note also specified a maturity date of March 1, 2010.  The note is secured by assets of a related party, who is a shareholder of the Company.

Channel Blade

Technologies Corporation

Notes to Financial Statements

Line of credit – The Company and a related party jointly and severally entered into a revolving line of credit agreement with a bank on May 25, 2007.  The line of credit agreement provides for borrowings up to $3,200,000.  Borrowings under this agreement bear interest at the prime rate (3.25% at April 27, 2009).  The agreement provides that the Company make monthly payments of accrued interest.  Interest is calculated from the date of each advance until repayment of the advance.  Amount advanced is due in full immediately upon the bank’s demand.  The line of credit is secured by assets of a related party, who is a shareholder of the Company.

4.	Related Party Transactions

The Company has a loan payable with a related party, who is a shareholder of the Company.  The balance of the loan was $4,038,000 and $2,869,000 at April 27, 2009 and July 31, 2008, respectively.  The loan is due on demand.  The loan accrues interest at the bank’s prime rate (3.25% at April 27, 2009).  At April 27, 2009 and July 31, 2008, the Company had amounts due to a related party of approximately $430,200 and $331,500, respectively, for interest accrued on the loan payable.  These amounts have not been paid and are recorded in other accrued expenses on the Balance Sheets.  Interest expense recorded was approximately $104,000 and $127,000 for the period from August 1, 2008 to April 27, 2009 and the year ended July 31, 2008, respectively.  These amounts are recorded in interest expense in the Statements of Operations.

The Company leases office space from a related party under an agreement with an entity of the related party.  At April 27, 2009 and July 31, 2008, the Company had amounts due to the related party of approximately $378,400 and $286,400, respectively, for accrued rent from the leased office space.  These amounts are recorded in other accrued expenses on the Balance Sheets. The Company recognized approximately $92,000 and $153,400 of rent expense for the period from August 1, 2008 to April 27, 2009 and the year ended July 31, 2008, respectively.  These amounts are

Channel Blade

Technologies Corporation

Notes to Financial Statements

recorded in selling, general and administrative expenses in the Statements of Operations.

5.	Employee Benefit Plan

The Company sponsors the Channel Blade Technologies 401(k) and Profit Sharing Plan, a defined contribution plan, which covers all eligible employees in the Company.  Prior to February 1, 2009, Company contributions were fixed at 50% of the first 3% of employee contributions.  The Company’s contributions to the plan were $12,361 and $33,923 for the period from August 1, 2008 to April 27, 2009 and the year ended July 31, 2008, respectively.

6.	Commitments

The Company leases office space under an agreement with a related party expiring at April 2012.

The Company also entered into a minimum term commitment for local, long distance toll, and data services under an agreement expiring at March 2010.

The following is a schedule of future minimum rental payments required under these leases:

Period from April 28, 2009 to July 31, 2009	$45,378
Year ended July 31, 2010	160,226
Year ended July 31, 2011	126,408
Year ended July 31, 2012	97,006

Total	$429,018

7.	Subsequent Events

On April 27, 2009, ARI Network Services, Inc. (“ARI”) acquired select assets of the Company pursuant to the terms of an Asset Purchase Agreement dated as of April 27, 2009 by and among the Company and its shareholders.  Under the terms of the Asset Purchase Agreement, among the assets acquired by ARI were trade receivables, prepaid expenses and other current assets, property and equipment and intellectual property of the Company’s web portal and marketing services for its customers in the marine, recreational vehicle and power sports industry.

Channel Blade

Technologies Corporation

Notes to Financial Statements

Liabilities assumed by ARI include normal trade payables, deferred revenue and accrued payroll and related liabilities.   Consideration for the acquisition included $500,000 in cash, 615,385 shares of ARI’s common stock, $0.001 par value, and a seven-year promissory note in the aggregate principal amount of $5,000,000, subject to certain offsets and adjustments, as described in the Asset Purchase Agreement.  The remaining assets and liabilities not assumed in the Asset Purchase Agreement remain with the Company, which continues to exist.  The bank and related party debt is expected to be repaid with the proceeds received from the Asset Purchase Agreement.